Ametek’s Strategic Acquisition of Indicor Instrumentation May 2026 Exhibit 99.2

Statements in this presentation that are not historical in nature are considered “forward-looking statements” and are subject to change based on various risk factors and uncertainties that may cause actual results to differ significantly from expectations. Those factors are contained in AMETEK’s Securities and Exchange Commission filings. AMETEK disclaims any intention or obligation to update or revise any forward-looking statements. In this presentation certain non-GAAP financial measures may be used. Please see the Investors section of AMETEK’s website (www.ametek.com) for a reconciliation to the appropriate GAAP measure. Cautionary Statements 2 acquisition overview Highly strategic acquisition of a diversified industrial technology portfolio3 • Highly strategic acquisition of a portfolio of industrial technology businesses • Unique opportunity to acquire scaled portfolio of respected brands aligned with AMETEK’s growth strategy • Provider of differentiated mission-critical solutions serving attractive end markets • Strong strategic and operational fit expected to drive meaningful shareholder value creation • ~$1.1 billion in annual sales

Compelling strategic fit and value creation 4 • Strategic alignment: Perfect fit with AMETEK's mission-critical niche market strategy • Diversified exposure: Complementary end markets and balanced geographic mix • Recurring revenue: ~50% aftermarket mix reinforced by strong IP and embedded customer relationships • Synergy opportunity: Annualized synergies of 10% to 12% of sales • Financial returns: Year 1 cash earnings accretion and strong returns on capital Disciplined acquisition strategy creating substantial shareholder value

Businesses closely aligned with the Ametek portfolio Close end market alignment and distributed integration reduces risk5 Electronic Instruments Group (EIG) Electromechanical Group (EMG) End Market AMETEK AMETEK + Indicor Medical 21% 20% Aerospace & Defense 18% 17% Power 10% 10% Research 10% 10% Semiconductor 5% 4% Oil & Gas 4% 6% Food & Beverage 3% 4% General Industrial & Other 29% 29%

Transaction Overview 6 Consideration and Valuation • Cash consideration of $5.0B • Represents ~14x EBITDA Financing • Funded through credit facility borrowings and new debt • Expected leverage at closing ~2.3x Financial Impact • Attractive cash earnings accretion in Year 1 and strong returns on capital • Profitability in-line with AMETEK; typical synergies of 10% to 12% of sales Timing and Approvals • Subject to customary closing conditions and regulatory approvals • Transaction expected to close in 2nd half 2026 Leveraging balance sheet flexibility to acquire a strategically- aligned portfolio of high-quality businesses and create shareholder value

A closer look at indicor instrumentation businesses Leading providers of mission-critical solutions with sizeable recurring revenue Business Business Description AMETEK Reportable Segment Key End Markets Sample preparation solutions and services for quality control and research applications EIG Research, Aero & Defense, General Industrial Remote monitoring and control solutions and services for the utility and critical infrastructure markets EIG Utilities, Infrastructure Advanced laboratory and process analytical instruments for use in mission critical testing applications EIG Energy, Research, MedTech Actuation solutions used to optimize operating performance, reduce emissions and ensure safe operations EMG Power, Energy Control solutions used to ensure safety across food processing and pharmaceutical applications EMG Food & Beverage, General Industrial Advanced laboratory and quality control instruments and services in support of materials analysis EIG Aero & Defense, General Industrial Process control instrumentation and aftermarket services for laboratory and quality control applications EIG General Industrial Monitoring and sensing solutions for use in gas turbines and other mission critical applications EIG Power, General Industrial In-line and laboratory process inspection equipment for use in food and beverage and packaging industries EIG Food & Beverage, General Industrial Precision flow measurement solutions and services for mission critical applications EIG Aero & Defense, Energy 7

Strategically and financially compelling acquisition Disciplined capital deployment creates lasting shareholder value8 • Strategic fit: Complementary to AMETEK's mission- critical niche market strategy • Scale & diversification: ~$1.1B in sales across diversified end markets, technologies and geographies • Resilient revenue: ~50% recurring aftermarket revenue with deep customer relationships • Value creation: 10% to 12% annualized synergies through the AMETEK Growth Model • Strong returns: Year 1 cash earnings accretion and strong returns on capital

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